UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 17, 2019

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

In connection with its filing on or about the date hereof of a Registration Statement on Form S-3 (the “Registration Statement”), Plantronics, Inc. (the “Company”) is filing this report to present certain historical financial and pro forma information of Polycom, Inc., which was acquired by the Company on July 2, 2018. Accordingly, the Unaudited Condensed Consolidated Financial Statements of Polycom, Inc. as of June 30, 2018 and for the six months ended June 30, 2018 and 2017are attached hereto as Exhibit 99.1 and will be incorporated by reference into the Registration Statement. In addition, the Unaudited Pro Forma Condensed Combined Statement of Operations of Plantronics, Inc. for the year ended March 31, 2019 is attached as Exhibit 99.2 and will be incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited Condensed Consolidated Financial Statements of Polycom, Inc. as of June 30, 2018 and for the six months ended June 30, 2018 and 2017
99.2	Unaudited Pro Forma Condensed Combined Statement of Operations of Plantronics, Inc. for the year ended March 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2019	PLANTRONICS, INC.
	By: Name:	/s/ Charles D. Boynton Charles D. Boynton
	Title:	Executive Vice President and Chief Financial Officer